THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

Fourth Quarter 2011 Earnings Call March 1, 2012 ©2012 Oldemark LLC Exhibit 99.1

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

JOHN BARKER CHIEF COMMUNICATIONS OFFICER

TODAY’S AGENDA The Wendy’s Company Financial Update Steve Hare CEO Overview Emil Brolick Q&A Session 3

Forward-Looking Statements and
Non-GAAP Financial Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on March 1, 2012 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk
Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-
GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the
Appendix to this presentation, and are included in our news release issued on March 1, 2012 and posted on www.aboutwendys.com.
The Wendy’s Company

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

STEVE HARE CHIEF FINANCIAL OFFICER

OCT
Dave's HOT 'N JUICY
CHEESEBURGERS

NOV
HOMESTYLE
GRILLED
SPICY
ASIAGO RANCH
CHICKEN CLUB

DEC
NEW
The W

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Q4 2011 Financial Highlights
Q4 2011 N.A. Same-
Store Sales
Company-owned      +5.1%
Franchise                  +4.2%
Systemwide             +4.4%
Company Restaurant
Margin
Q4 2011   15.0%
Q4 2010 14.0%
+100 bps
Q4 2011 Adjusted EBITDA*
* See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) in the appendix.
Q4 2011       $80.9 million
Q4 2010       $73.2 million

2011 Full-Year Highlights
($ in Millions)
2011 2010
Better/
(Worse)
Sales 2,126.6 $     2,079.1 $       47.5 $
Franchise revenues 304.8            296.3              8.5
   Total revenues 2,431.4 $     2,375.4 $       56.0 $
Adjusted EBITDA* 331.1 $        341.9 $          (10.8) $
(Less) plus:
Transaction related and other costs (45.7)             -                  (45.7)
Arby's indirect corporate overhead in general and administrative (G&A) (14.6)             (32.7)               18.1
SSG purchasing cooperative expenses in G&A 2.2                (5.2)                 7.4
Integration costs in G&A -                (5.5)                 5.5
Reversal of pension withdrawal expense in cost of sales -                5.0                  (5.0)
Depreciation and amortization (123.0)          (126.8)            3.8
Impairment of long-lived assets (12.9)             (26.3)               13.4
Operating profit 137.1 $        150.4 $          (13.3) $
* See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) in the appendix.

2011 Income from Continuing Operations
and Special Items
($ in Millions, except per share amounts) per share per share
Adjusted income from continuing operations and adjusted earnings per share* 62.1 $             0.15 $    71.7 $              0.17 $
(Less) plus:
Arby's transaction related and other costs (28.5)               (0.07)      -                   -
Impairment of long-lived assets (7.9)                 (0.02)      (16.3)                (0.04)
Arby's indirect corporate overhead in G&A (9.2)                 (0.02)      (20.5)                (0.05)
SSG purchasing cooperative expenses in G&A 1.4                  -         (3.2)                  (0.01)
Integration costs in G&A -                  -         (3.5)                  (0.01)
Reversal of pension withdrawal expense in cost of sales -                  -         3.1                   0.01
Loss on early extinguishment of debt -                  -         (16.3)                (0.04)
Gain on collection of note receivable -                  -         3.1                   0.01
(44.2)               (0.11)      (53.6)                (0.13)
Income from continuing operations and earnings per share 17.9 $             0.04 $    18.1 $              0.04 $
2011 2010
* See reconciliation of Adjusted Income from Continuing Operations and Adjusted Earnings Per Share in the appendix.

2011 Cash Flow
($ in Millions)
2011
Cash flow from operations 246.7 $
Capital expenditures (146.8)
Restaurant acquisitions (11.2)
Proceeds from dispositions, net 104.9
Repurchases of common stock (157.6)
Dividends paid (32.4)
Other financing / investing activities (2.2)
Net cash flow before debt payments 1.4
Repayments of long-term debt (38.7)
Net decrease in cash after debt payments (37.3)
Beginning cash balance 512.5
Ending cash balance 475.2 $

2011 Consolidated Debt
($ in Millions)
Senior Debt 1,327.9 $
Capital Leases and Other Debt 29.1
Total Debt 1,357.0
Less: Cash and Cash Equivalents 475.2
Net Debt 881.8 $
2011 Adjusted EBITDA* 331.1 $
Total Debt / 2011 Adjusted EBITDA* 4.1x
Net Debt / 2011 Adjusted EBITDA* 2.7x
Y/E 2011
* See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) in the appendix.

Stock Repurchases and Dividends
(In Millions, except per share amounts)
2009-2011
2011 Total
Shares purchased 31 83
Average price per share $5.07 $4.83
Repurchase amount $157 $402
Authorization expired at 2011 year end.
Quarterly Cash Dividend
• $0.02 per share
• Payable on March 15, 2012 to stockholders  of
record as of March 1, 2012
Quarterly Cash Dividend
• $0.02 per share
• Payable on March 15, 2012 to stockholders  of
record as of March 1, 2012

2012 OUTLOOK
The Wendy’s Company
Company-Operated Same-Store Sales 2 to 3%
Company-Operated Restaurant Margin Flat to +50 bps
Commodity Basket Increase 115 to 145 bps
Adjusted EBITDA $335 to $345
million

2012 Capital Expenditures
The Wendy’s Company
Investing to increase long-term shareholder value
New Units $40
Remodels 40
Restaurant Equipment/Maintenance 65
Product Development 20
Technology 30
Other 30
Total Estimated Capex $225
$ IN MILLIONS

The Wendy’s Company
* International Growth (outside of North America)
2012
Low-single
digit Adjusted
EBITDA
growth rate
2013 & Beyond
High-single to
low-double digit
Adjusted
EBITDA
growth rate

Breakfast
Image Activation: New
North America Business
Improvement
Financial
Strategies
Image Activation: Remodels
Int’l*

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

EMIL BROLICK PRESIDENT & CHIEF EXECUTIVE OFFICER

WENDY’S RECIPE TO WIN The Wendy’s Company

1969

BEVERAGES
Wendy's
HAMBURGERS
SINGLE
CHILI
FRENCH FRIES
120
E-Z Pick Slices

A CUT ABOVE A CUT ABOVE Foundation of Recipe to Win BRAND VISION Foundation of Recipe to Win BRAND VISION

A CUT ABOVE Why it will work Reimaging the Restaurants Reimaging the People Reimaging the Experience Reimaging the Food Reimaging the Brand Communications

A CUT ABOVE A Quick Casual Experience at a QSR Price!

IMAGE ACTIVATION Contemporizing Wendy’s is key to growth Moves us from a functional to an emotional experience Makes other Ps work better P LACE The Wendy’s Company

Wendy's
QUALITY IS OUR RECIPE

Wendy's
QUALITY IS OUR RECIPE

Wendy's
Wendy's

Wendy's
QUALITY IS OUR RECIPE
Wendy's
OPENING FRIDAY!

TRADITIONAL ULTRA-MODERN URBAN CONTEMPORARY

Image Activation Strategy

2011
Initial 10 remodels
• Customer feedback very positive
• Sales exceeding expectations
2012
50 remodels
• $750 to $850K investment
• Targeting 15% ROI
• Develop financing sources for franchisees
20 new restaurants
2013
and
beyond
Accelerate growth
• Value-engineered investment / lower costs
• Meet return target

In each Image Activation restaurant:
The Wendy’s Company
P
EOPLE
Re-interview staff
Change leadership if needed
Focus on “Five-Stars” / hire exceptional
new employees
IMPROVING RELIABILITY AND PREDICTABILITY

"All of 'Wendy's spins off of one word — FRESH."
FOUNDER

Wendy's

Win with “Five-Star Athletes”

RESTAURANT OPERATING LEVELS U.S. Company and Franchise Restaurants The Wendy’s Company 2008 2011 2008 2011 A & B LEVEL F LEVEL P ERFORMANCE 83.5% 32.5% 24.8% 0.6%

Greet every customer

Say "Thank You!"

make'em Happy

QUALIT
FRESHNE

Be Friendly

Show Pride

Say "Yes we can!"

RECIPE TO WIN

Dave's
HOT 'N JUICY
CHEESEBURGERS
NEW

YouTube
Broadcast Yourself

2nd Quarter New Campaign
Code Name: RED

P ROMOTION Message Creative Media The Wendy’s Company

DUBLIN OHIO
HOME OF
WENDY'S

Wendy's
Do what tastes right.

It's waaaay better than fast food.

Wendy's
You know when it's real.

PROMOTION…Creative
Ad Campaign Chronology…There was Dave and then…
24 Ads
30 Ads
55 Ads
50 Ads
9 Ads 700+ Ads
1989-2002 2004 2005-2006 2007 2008-2009 2009-2011 2012
Dave
Mr.
Wendy
Do What
Tastes Right
Red Wig/
That’s Right
Waaaay
Better
You Know
When It’s Real
Code Name:
RED
The Wendy’s Company
2003
Town of
Dublin
15 Ads
2
nd
Qtr
New
Campaign
2
nd
Qtr
New
Campaign

NEW CAMPAIGN
SUCCESS CRITERIA
GOAL Win the Hearts and Minds of Consumers
Competing for share of mind, not just selling products
HOW Tactically and Strategically Brilliant
Creates emotional connection to “Big Brand,”
gains trial of promoted idea
Unique look, tone and feel … you will know it is Wendy’s
The Wendy’s Company

The Wendy’s Company P RODUCT Successful launch of new core product in 2011

The Wendy’s Company
PREMIUM
HAMBURGER
TASTES
PREMIUM
HAMBURGER
TASTES
PREMIUM
SEASONAL
SALAD
PREMIUM
SEASONAL
SALAD
NEW NEWS
ON A
CLASSIC
NEW NEWS
ON A
CLASSIC
NEW TWIST
ON NATURAL
CUT FRIES
NEW TWIST
ON NATURAL
CUT FRIES
P
RODUCT
2012 HIGHLIGHTS 2012 HIGHLIGHTS

DIFFERENTIATED MENU OFFERINGS
FRESH INGREDIENTS AND FRESH PREPARATION
SANDWICHES BEVERAGES SIDES
The Wendy’s Company
Consumers rate Wendy’s breakfast products
notably higher than the competition’s
P
RODUCT

The Wendy’s Company
BREAKFAST
OPERATIONALLY SUCCESSFUL
breakfast business
Committed to earning our share of the
Able to execute at various volumes
among our best
Operational attribute scores at breakfast are
P
RODUCT

GOOD MORNINGS
START WITH
FRESHLY CRACKED
GRADE A EGGS
FRESHLY EGGS CRACKED
MORNIN' MELT™ PANINI

The Wendy’s Company BREAKFAST EXPANSION – 2012 New market in Northeast Adding breakfast to select company remodels and new builds Focused on building awareness and driving sales growth

OUR COMPETITIVE ADVANTAGES The Wendy’s Company 35 Iconic brand, latent equities Clear brand vision … A CUT ABOVE Well-defined growth platforms We have the RECIPE TO WIN Focused on EXECUTION

Upcoming Investor Calendar 36 March 7: Bank of America Merrill Lynch Conference March 12: Roth Growth Stock Conference March 15: UBS Global Consumer Conference May 8: 1Q Earnings Release

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

Q&A

The Wendy’s Company ©2012 Oldemark LLC

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

Appendix

Reconciliation of Adjusted EBITDA to Income from
Continuing Operations
(Unaudited)
(In Millions) 2011 2010 2011 2010
Adjusted EBITDA 80.9 $      73.2 $      331.1 $    341.9 $
(Less) plus:
Transaction related and other costs (15.0)        -           (45.7)        -
Arby's indirect corporate overhead in general and administrative (G&A) -           (7.9)          (14.6)        (32.7)
SSG purchasing cooperative expenses in G&A -           (0.3)          2.2           (5.2)
Integration costs in G&A -           (1.2)          -           (5.5)
Reversal of pension withdrawal expense in cost of sales -           5.0           -           5.0
Depreciation and amortization (32.0)        (30.4)        (123.0)      (126.8)
Impairment of long-lived assets (4.6)          (4.9)          (12.9)        (26.3)
Operating profit 29.3         33.5         137.1       150.4
Interest expense (28.2)        (28.6)        (114.1)      (118.4)
Loss on early extinguishment of debt -           -           -           (26.2)
Investment income, net 0.3           0.0           0.5           5.3
Other income, net 0.2           0.3           0.9           2.5
Income from continuing operations before income taxes 1.6           5.2           24.4         13.6
Benefit from (provision for) income taxes 2.7           0.9           (6.5)          4.5
Income from continuing operations 4.3 $        6.1 $        17.9 $      18.1 $
Fourth Quarter Twelve Months

Reconciliation of Adjusted Income from Continuing Operations and Adjusted Earnings per Share to Income from Continuing
Operations and Earnings per Share
(Unaudited)
(in millions, except per share amounts) per share per share per share per share
Adjusted income from continuing operations and adjusted earnings per share 16.4 $      0.04 $      12.0 $      0.03 $      62.1 $      0.15 $      71.7 $      0.17 $
(Less) plus:
Arby's transaction related and other costs (9.3)          (0.02)        -           -              (28.5)        (0.07)        -           -
Impairment of long-lived assets (2.8)          (0.01)        (3.0)          (0.01)        (7.9)          (0.02)        (16.3)        (0.04)
Arby's indirect corporate overhead in G&A -           -           (5.0)          (0.02)        (9.2)          (0.02)        (20.5)        (0.05)
SSG purchasing cooperative expenses in G&A -           -           (0.2)          -           1.4           -           (3.2)          (0.01)
Integration costs in G&A -           -           (0.8)          -           -           -           (3.5)          (0.01)
Reversal of pension withdrawal expense in cost of sales -           -           3.1           0.01         -           -           3.1           0.01
Loss on early extinguishment of debt -           -           -           -           -           -           (16.3)        (0.04)
Gain on collection of Deerfield Capital Corp. note receivable -           -           -           -           -           -           3.1           0.01
(12.1)        (0.03)        (5.9)          (0.02)        (44.2)        (0.11)        (53.6)        (0.13)
Income from continuing operations and earnings per share 4.3 $        0.01 $      6.1 $        0.01 $      17.9 $      0.04 $      18.1 $      0.04 $
Fourth Quarter Twelve Months
2011 2010 2011 2010